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                SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549

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                            FORM 8-K

                         CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   September 11, 1996
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             SOUTHERN PACIFIC TRANSPORTATION COMPANY
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        (Exact Name of Registrant as Specified in Charter)



Delaware                     1-6146                   94-6001323
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(State or Other            (Commission               (IRS Employer
 Jurisdiction               File Number)          Identification No.)
 of Incorporation)




Southern Pacific Building, One Market Plaza, San Francisco, CA     94105
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code (415) 541-1000
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                                       N/A
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        (Former Name or Former Address, if Changed Since Last Report)

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Item 1.   Changes in Control of Registrant.

     Southern Pacific Transportation Company is a wholly-owned subsidiary of Southern Pacific Rail Corporation, a Utah corporation ("SPRC"). On September 11, 1996, pursuant to the Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"), dated as of July 12, 1996, by and among Southern Pacific Rail Corporation, a Delaware corporation ("Southern Pacific"), Union Pacific Corporation ("UP"), Union Pacific Railroad Company, UP Holding
Company, Inc. ("Holding") and Union Pacific Merger Co. ("Mergerco"), Southern Pacific was merged with and into Holding (the "Merger") with Holding as the surviving corporation. Immediately following the Merger, the name of the surviving corporation was changed to "Southern Pacific Rail Corporation" ("SPRC"). As a result of the Merger, each share of Southern Pacific common stock, par value $.001 per share (the "Shares"), was converted into the right to receive, in accordance with the elections filed by the stockholders of Southern Pacific, (a) $25.00 per Share in cash, without interest thereon, (b)
 .4065 shares of UP common stock, par value $2.50 per share, for each Share, or
(c) a combination thereof, all as more fully set forth in the Merger
Agreement. A copy of the press release issued by UP announcing the consummation of the Merger is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety.

     On September 5, 1996, UP commenced a tender offer (the "Tender Offer") for any and all of the outstanding 9-3/8% Senior Notes due 2005 (the "Notes") of Southern Pacific. The Tender Offer will expire at 12:00 midnight, New York City time, on October 2, 1996, unless extended. The Tender Offer is conditioned upon the receipt of consents (the "Consent Solicitation") from holders of a majority of the principal amount of the Notes outstanding to certain amendments to the Indenture, dated as of August 15, 1993 (the "Indenture"), by and between Southern Pacific and State Street Bank and Trust Company, a Massachusetts trust company (and successor to The First National Bank of Boston), as amended, which provided for the issuance of the Notes. A copy of the press release issued by UP announcing the commencement of the Tender Offer and Consent Solicitation is attached as Exhibit 99.2 and is incorporated herein by reference in its entirety.

     SPRC, the successor to Southern Pacific, is a wholly-owned subsidiary of UP. SPRC will continue to file periodic reports under the Securities Exchange Act of 1934, as amended, until such time as the Indenture is amended pursuant to the Consent Solicitation to eliminate a covenant in the Indenture requiring SPRC to file such periodic reports.

     Certain additional information about the Merger which is required by
Item 1 of this Current Report on Form 8-K is incorporated herein by reference from the information set forth in the Joint Proxy Statement/Prospectus, dated July 16, 1996, of Southern Pacific and UP.

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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     (c)  Exhibits

20 Joint Proxy Statement/Prospectus, dated July 16, 1996, of Southern Pacific Rail Corporation and Union Pacific Corporation, incorporated by reference to the Post-Effective Amendment No. 2 to the Registration Statement on Form S-4 as filed with the Securities and Exchange Commission by Union Pacific Corporation on July 16, 1996.

99.1 Text of Press Release, dated September 11, 1996, issued by Union Pacific Corporation announcing consummation of the Merger.

99.2 Text of Press Release, dated September 4, 1996, issued by Union Pacific Corporation announcing commencement of the tender offer for Southern Pacific Rail Corporation Senior Notes.

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                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, Southern Pacific Transportation Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 18, 1996

                              SOUTHERN PACIFIC TRANSPORTATION
                              COMPANY



                              By:  /s/ Carl W. von Bernuth
                                   ---------------------------------
                                   Carl W. von Bernuth
                                   Vice President and General Counsel

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                               EXHIBIT INDEX

Exhibit                       Description
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20                       Joint Proxy Statement/Prospectus, dated July 16,
                         1996, of Southern Pacific Rail Corporation and Union Pacific Corporation, incorporated by reference to the Post-Effective Amendment No. 2 to the Registration Statement on Form S-4 as filed with the Securities and Exchange
                         Commission by Union Pacific Corporation on July
                         16, 1996.

99.1 Text of Press Release, dated September 11, 1996, issued by Union Pacific Corporation announcing consummation of the Merger.

99.2 Text of Press Release, dated September 4, 1996, issued by Union Pacific Corporation announcing commencement of the tender offer for Southern Pacific Rail Corporation Senior Notes.